SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Gold & Precious Metals Fund

Effective October 1, 2013, the following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the summary section of the fund’s prospectus.

Terence P. Brennan, Director. Lead Portfolio Manager of the fund. Joined the fund in 2011.
Manuel Tenekedshijew, Vice President. Portfolio Manager of the fund. Joined the fund in 2009.

Effective October 1, 2013, the following information replaces the existing disclosure contained under the ”MANAGEMENT” sub-heading of the ”FUND DETAILS” section of the fund’s prospectus.

Terence P. Brennan, Director. Lead Portfolio Manager of the fund. Joined the fund in 2011.

●	Portfolio Manager for Commodities: New York.

●	Portfolio Manager for DWS Commodity Securities Fund and DWS Global Commodities Stock Fund, Inc. (2004-2010).

●
Joined Deutsche Asset & Wealth Management in 1999, previously serving as emerging markets analyst covering Eastern Europe. Prior to that, served as emerging market fund analyst at Merrill Lynch Asset Management and held various research and business analyst positions with various financial services firms.

●	BA from Fordham University.

Manuel Tenekedshijew, Vice President. Portfolio Manager of the fund. Joined the fund in 2009.

●	Portfolio Manager for Commodities: Frankfurt.

●
Joined Deutsche Asset & Wealth Management in 2006 as an analyst responsible for the global materials sector, covering mining, steel, paper, and construction materials; since 2007, portfolio manager for the DWS Global Metals & Mining fund; since 2009, portfolio manager for the DWS Invest Gold and Precious Metals Equities fund and the DWS Noor Precious Metals Securities fund.

●	Master’s degree in business (”Diplom Betriebswirt”) from European School of Business in Reutlingen and Madrid (2005).

Please Retain This Supplement for Future Reference

September 30, 2013
PROSTKR-301